SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 5, 2000

                        MERCHANTS NEW YORK BANCORP, INC.
               (Exact name of registrant as specified in charter)

           Delaware                       0-22058               13-3650812
(State or other jurisdiction of     Commission File No.       (IRS employer
incorporation or organization)                             identification No.)

            275 Madison Avenue, New York, N.Y.                        10016
          (Address of principal executive office)                  (Zip Code)

       Registrant's telephone number, including area code: (212) 973-6600

Item 5. Other Events

      On September 5, 2000, the Registrant, the Registrant's subsidiary The Merchants Bank of New York ("Merchants Bank"), Valley National Bancorp, a New Jersey corporation ("Valley") and its subsidiary Valley National Bank ("Valley Bank") signed an Agreement and Plan of Merger that contemplates the merger of the Registrant with and into Valley (the "Merger"), followed immediately by the merger of Merchants Bank with and into Valley Bank.

      Also on September 5, 2000, the Registrant and Valley signed a Stock Option Agreement. This agreement gives Valley an option to purchase 4,663,741 shares of the Registrant's common stock, $0.001 par value per share (approximately 19.9% of the amount outstanding), at a price of $16.98 per share, subject to adjustment, only upon the occurrence of any of several defined "Triggering Events" which relate to actions by Registrant looking toward a business combination of Registrant with a person other than Valley.

      On September 6, 2000 the Registrant issued a press release announcing the Merger. On the same day, the Registrant and Valley issued investor presentation materials in connection with an investor conference telephone call relating to the Merger that took place at 11 a.m. that day. On September 8, 2000, the Registrant transmitted a letter to its stockholders announcing the Merger. The materials identified in this paragraph were filed with the Securities and Exchange Commission on September 8, 2000.

      At its regularly scheduled Board meeting held September 19, 2000, the Registrant terminated its previously announced stock repurchase program. This was done in view of the pendency of the Merger, which is to be accounted for as a pooling of interests. Further repurchases would be inconsistent with that accounting treatment. Since the inception of the plan in August, 1996, a total of 1,897,346 shares had been repurchased out of a total authorized repurchase of approximately 2,500,000 shares (adjusted for 2-for-1 splits of the Registrant's common stock that took place in 1997 and 1999.) A press release announcing the termination was issued on September 19, 2000.

Item 7. Exhibits

Exhibit 2.1 Agreement and Plan of Merger among the Registrant, Valley National Bancorp, The Merchants Bank of New York and Valley National Bank dated September 5, 2000, with exhibits including Agreement to Merge between Valley National Bank and The Merchants Bank Of New York.

Exhibit 10.1 Stock Option Agreement between the Registrant and Valley National Bancorp.

Exhibit 99.1  Press Release dated September 6, 2000.

Exhibit 99.2  Investor presentation materials used on September 6, 2000.

Exhibit 99.3  Letter to Stockholders of Registrant dated September 8, 2000.

Exhibit 99.4  Press Release dated September 19, 2000.

                                INDEX TO EXHIBITS

Exhibit No.                        Description

      2.1   Agreement  and  Plan  of  Merger  dated   September  5,  2000  among
            Registrant, Valley National Bancorp, The Merchants Bank of New York and Valley National Bank

      10.1 Stock Option Agreement dated September 5, 2000 between Registrant and Valley National Bancorp

      99.1  Press Release dated September 6, 2000

      99.2  Investor presentation materials used on September 6, 2000

      99.3  Letter to Stockholders of Registrant dated September 8, 2000

      99.4  Press Release dated September 19, 2000

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   September 19, 2000

                                        MERCHANTS NEW YORK BANCORP

                                   By  /s/ William J. Cardew
                                      ------------------------------------------
                                      William J. Cardew
                                      Vice Chairman and Chief Financial Officer